UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       April 19, 2005

Zimmer Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 East Main Street
Warsaw, Indiana 46580

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code       (574) 267-6131

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

     Zimmer Holdings, Inc. (the “Company”) has submitted to its stockholders a proposed restatement and amendment of the Company’s TeamShare Stock Option Plan (the “Plan”) which would, among other things, increase the number of shares of common stock available for issuance under the Plan from 3,000,000 to 13,000,000 shares. On April 19, 2005, the Board of Directors adopted a resolution further amending the Plan, conditioned on the stockholders approving the Plan as contained in the Company’s proxy statement dated March 22, 2005, to limit the number of shares of stock which may be issued under the Plan to 11,000,000 shares.

     A copy of the Plan, as amended, is attached hereto as Exhibit 99.1

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Zimmer Holdings, Inc. TeamShare Stock Option Plan, as amended

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2005
ZIMMER HOLDINGS, INC.
By:	/s/ David C. Dvorak
David C. Dvorak, Executive Vice President,
Corporate Services and Chief Counsel